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                                                                    EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regis Corporation (the Registrant) on Form 10-K for the fiscal year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Paul D. Finkelstein, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-K complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 24, 2002

/s/ Paul D. Finkelstein
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Paul D. Finkelstein, President and Chief Executive Officer